UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 28, 2006

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas 78205

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2006, the stockholders of AT&T Inc. (the “Company”) approved the 2006 Incentive Plan. A description of the 2006 Incentive Plan is included on pages 22 through 26 of the Company’s Notice of Annual Meeting and Proxy Statement, which was filed with the Securities and Exchange Commission (“SEC”) on March 10, 2006, and such pages are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 3, 2006, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Restated Certificate of Incorporation of AT&T Inc. (the “Certificate of Amendment”), which certificate has been included as Exhibit 3-b to this Form 8-K and is incorporated herein. This amendment was approved by stockholders on April 28, 2006. The Certificate of Amendment amended Article Seven of the Company’s Restated Certificate of Incorporation to remove certain super-majority voting requirements governing when the Company’s Bylaws may be amended by stockholders. Article Seven, as it appeared before the amendment, is set forth below, with the language deleted by the amendment set forth in brackets.

“The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation[, except that any Bylaw of the corporation providing for the maximum number of Directors that may serve on the Board of Directors, or providing for a classified Board of Directors with staggered terms of office or requiring the approval by the shareholders or the Board of Directors of any business combination may only be amended or repealed by a two-thirds majority vote of the total number of shares of stock of the corporation then outstanding and entitled to vote].”

[ ] denotes language that was deleted.

Also effective May 3, 2006, “Article VI – Business Combinations” was removed from the Bylaws. This provision required a super-majority vote of stockholders to approve business combinations under certain circumstances. A copy of the amended Bylaws is included as Exhibit 3-c to this Form 8-K and is incorporated herein by reference. A copy of Article VI of the Bylaws as that existed prior to the amendment is included as Exhibit 3-b to AT&T Inc.’s Form 10-Q filed with the SEC on May 5, 2005, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(c)	Exhibits

3-b	Certificate of Amendment of the Restated Certificate of Incorporation of AT&T Inc., effective May 3, 2006.

3-c	Bylaws amended May 3, 2006

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T Inc.

Date: May 4, 2006	By:	/s/ John J. Stephens
John J. Stephens Vice President and Controller

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